                        DEAN WITTER
                        PREMIER INCOME TRUST
                        PROSPECTUS--FEBRUARY 1, 1996

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DEAN  WITTER  PREMIER  INCOME TRUST  (THE  "FUND") IS  AN  OPEN-END, DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY, WHOSE INVESTMENT OBJECTIVE IS TO EARN A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN HIGH QUALITY FIXED RATE AND ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES AND OTHER ASSET-BACKED
SECURITIES  WHICH  EITHER  ARE  ISSUED  OR  GUARANTEED  BY  THE  UNITED   STATES
GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, OR RATED AAA BY MOODY'S INVESTORS SERVICE, INC. OR AAA BY STANDARD & POOR'S CORPORATION OR, IF NOT RATED, DETERMINED TO BE OF COMPARABLE QUALITY. SEE "INVESTMENT OBJECTIVE AND POLICIES."

Shares of the Fund are offered at net asset value plus a sales charge of 3.0% of the offering price, scaled down on purchases of $100,000 or more. In addition, pursuant to a Rule 12b-1 Plan of Distribution under the Investment Company Act of 1940, the Fund may reimburse the Distributor, in an amount equal to payments not exceeding the annual rate of 0.20% of the average daily net assets of the Fund, for specific expenses incurred in promoting the distribution of the Fund's shares.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 1, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2
Summary of Fund Expenses..........................       3
Financial Highlights..............................       4
The Fund and Its Management.......................       5
Investment Objective and Policies.................       6
   Risk Considerations............................      10
Investment Restrictions...........................      13
Purchase of Fund Shares...........................      14
Shareholder Services..............................      15
Redemptions and Repurchases.......................      17
Dividends, Distributions and Taxes................      18
Performance Information...........................      19
Additional Information............................      19

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
PREMIER INCOME TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND          The  Fund is organized  as a Trust,  commonly known as  a Massachusetts business  trust, and is an open-end, diversified management investment company investing primarily in high-quality fixed rate and adjustable rate mortgage-backed securities and in asset-backed securities.
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SHARES OFFERED    Shares of beneficial interest with $0.01 par value (see page 19).
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OFFERING          The price of the shares  offered by this prospectus  varies with the changes  in the value of  the
PRICE             Fund's  investments. The offering price, determined once daily  as of 4:00 p.m., New York time, on each day that the New York Stock  Exchange is open, is equal to  the net asset value plus a  sales charge of 3.0% of the offering price, scaled down on purchases of $100,000 or over (see page 14).
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MINIMUM           Minimum initial investment, $1,000. Minimum subsequent investment, $100 (see page 14).
PURCHASE
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INVESTMENT        The investment objective of the Fund is to earn a high level of current income consistent with low
OBJECTIVE         volatility of principal.
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INVESTMENT        Dean  Witter  InterCapital Inc.  ("InterCapital"), the  Investment  Manager of  the Fund,  and its
MANAGER AND       wholly-owned  subsidiary,  Dean  Witter  Services  Company  Inc.,  serve  in  various   investment
SUB-ADVISOR       management, advisory, management and administrative capacities to ninety-five investment companies and  other portfolios with assets  of approximately $79.5 billion  at December 31, 1995. BlackRock
                  Financial Management, Inc.  (the "Sub-Advisor")  has been retained  by the  Investment Manager  to provide investment advice and manage the Fund's portfolio. The Sub-Advisor currently serves as the investment  adviser to fixed-income investors in the United States and overseas through funds with combined net assets in excess of $34 billion (see page 5).
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MANAGEMENT FEE    The Investment Manager receives a monthly fee at the annual rate of 0.50% of daily net assets. The
                  Sub-Advisor receives a  monthly fee from  the Investment Manager  equal to 40%  of the  Investment
                  Manager's monthly fee (see page 5).
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DIVIDENDS         Income  dividends are declared  daily and paid  monthly; capital gains  distributions, if any, are paid at  least  annually. Income  dividends  and  capital gains  distributions  are  automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.
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PLAN OF           The Fund is authorized to reimburse Dean Witter Distributors Inc. (the "Distributor") for specific
DISTRIBUTION      expenses  incurred  in promoting  the distribution  of the  Fund's  shares pursuant  to a  Plan of
                  Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in
                  no event exceed an amount equal to payments at the annual rate of 0.20 of 1% of average daily  net assets  of the  Fund (see  page 15). The  Distributor also  receives a sales  charge of  3% of the offering price.
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SPECIAL RISK      The net asset value of the  Fund's shares will fluctuate with changes  in the market value of  its
CONSIDERATIONS    portfolio  securities. Mortgage-backed and asset-backed  securities have different characteristics than traditional debt securities, primarily in that interest and principal payments are made  more frequently,  usually  monthly,  and that  principal  may be  prepaid  at  any time  (see  page 6).
                  Mortgage-backed and asset-backed securities generally decrease  in value as a result of  increases in  interest rates and may benefit less than other fixed-income securities from declining interest rates because of prepayment risks. The types  of mortgage-backed securities in which the Fund  may invest  include  derivative  products such  as  collateralized mortgage  obligations  and stripped mortgage-backed securities, which are highly sensitive to changes in prepayment and interest rates and have special characteristics and  risks (see pages 6  and 8). Asset-backed securities  involve certain  risks  not posed  by  mortgage-backed securities,  resulting  mainly from  the  fact that asset-backed securities do not usually contain the complete benefit of a security interest in  the related  collateral (see page 8). In addition, the Fund may utilize certain investment techniques, including options and futures  for hedging purposes,  and the use  of leverage, including  reverse repurchase agreements and dollar rolls, which entail additional risks (see pages 9-10).
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REDUCED SALES     Right  of Accumulation;  Letter of  Intent; Automatic  Investment of  Dividends and Distributions;
CHARGES AND       EasyInvest-SM-; Systematic Withdrawal Plan; Exchange Privilege (see pages 20-22).
SHAREHOLDER
SERVICES
-------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                  AND THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the year ended October 31, 1995.

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)........................................................   3.0 %
Maximum Sales Charge Imposed on Reinvested Dividends.........................................   None
Deferred Sales Charge........................................................................   None
Redemption Fees..............................................................................   None
Exchange Fee.................................................................................   None
ANNUAL FUND EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees..............................................................................  0.50 %
12b-1 Fees*..................................................................................  0.18 %
Other Expenses (includes 0.65% of interest expense)..........................................  1.54 %
Total Fund Expenses..........................................................................  2.22 %
------------------------
* The 12b-1 fee is characterized as a service fee within the meaning of National  Association of Securities Dealers, Inc. ("NASD") guidelines.

EXAMPLE                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------  -----------  -----------  -----------  -----------
You  would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the  end
 of each time period.........................................   $      52    $      97    $     145    $     278

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management" and "Purchase of Fund Shares."

Long-term   shareholders  of  the  Fund  may  pay  more  in  sales  charges  and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period and the data relating to debt outstanding have been audited by Price Waterhouse LLP, independent accountants. This data should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                 FOR THE
                                                                                 PERIOD
                                                                                 JULY 1,
                                                                                  1991*
                                          FOR THE YEAR ENDED OCTOBER 31          THROUGH
                                    ------------------------------------------   OCTOBER
                                      1995       1994       1993       1992     31, 1991
                                    ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................    $ 8.77     $ 9.18     $ 9.69     $ 9.95    $ 9.60
                                    ---------  ---------  ---------  ---------  ---------
  Net investment income............      0.53       0.54       0.73       0.71      0.26
  Net realized and unrealized gain
   (loss)..........................      0.14      (0.41)     (0.45)     (0.21)     0.37
                                    ---------  ---------  ---------  ---------  ---------
  Total from investment
   operations......................      0.67       0.13       0.28       0.50      0.63
                                    ---------  ---------  ---------  ---------  ---------
  Dividends and distributions from:
    Net investment income..........     (0.65)     (0.54)     (0.61)     (0.71)    (0.26)
    Net realized gain..............    --         --          (0.18)     (0.05)    (0.02)
                                    ---------  ---------  ---------  ---------  ---------
  Total dividends and
   distributions...................     (0.65)     (0.54)     (0.79)     (0.76)    (0.28)
                                    ---------  ---------  ---------  ---------  ---------
  Net asset value, end of period...    $ 8.79     $ 8.77     $ 9.18     $ 9.69    $ 9.95
                                    ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN+...........     7.97%      1.44%      2.87%      5.18%     6.41%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses:
    Operating......................     1.57%      1.24%      0.95%      0.99%     0.85%(2)
    Interest.......................     0.65%      0.34%      0.65%      0.61%     0.84%(2)
  Total............................     2.22%      1.58%      1.60%      1.60%     1.69%(2)(3)
  Net investment income............     5.83%      5.32%      7.32%      7.05%     7.50%(2)(3)
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands.......................   $31,259    $43,875    $90,260   $154,860  $132,219
  Portfolio turnover rate..........      366%       393%       412%       254%       91%(1)

------------
 *   COMMENCEMENT OF OPERATIONS.

 +   DOES NOT REFLECT THE DEDUCTION OF SALES LOAD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.85% AND 7.34%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter Premier Income Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on March 27, 1991.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-five investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $76.9 billion at December 31, 1995. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    Under a Sub-Advisory Agreement between BlackRock Financial Management, Inc. (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in portfolio securities, subject to the overall supervision of the Investment Manager. The Fund's Trustees review the various services provided by or under the direction of the Investment Manager and the Sub-Advisor to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    The Sub-Advisor, whose address is 345 Park Avenue, New York, New York 10154, is a Delaware limited partnership organized in April, 1988 by Laurence D. Fink, Ralph L. Schlosstein and The Blackstone Group (a private investment bank). The Sub-Advisor's general partners are Messrs. Fink and Schlosstein and Blackstone Financial Management Inc. (all the stock of which is owned by partners of The Blackstone Group). The Sub-Advisor serves as investment adviser to fixed-income investors in the U.S. and overseas with combined net assets in excess of $34 billion as of December 31, 1995.

    On June 16, 1994, the partners of the Sub-Advisor entered into a definitive agreement to sell their partnership interests in the Sub-Advisor to PNC Bank, N.A. ("PNC"), headquartered in Pittsburgh, Pennsylvania (the "Transaction"). The Transaction, which was subject to bank regulatory approval, closed on February 28, 1995 and was subject to various conditions, including the following:
BlackRock will retain its name and will continue to operate out of its New York office. All members of the Sub-Advisor's senior management team agreed to sign long-term employment contracts and be responsible for managing the day-to-day affairs of the Sub-Advisor. Following the closing of the Transaction, the Sub-Advisor became a wholly owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business.

    PNC is a commercial bank offering a wide range of domestic and international commercial banking, retail banking and trust services to its customers. Its principal office is located in Pittsburgh, Pennsylvania.

    PNC is a wholly-owned indirect subsidiary of PNC Bank Corp. (the "Holding Company"), a bank holding company organized under the laws of the Commonwealth of Pennsylvania.

    In order to assure continuity of investment advisory services to the Fund by the Sub-Advisor after the Transaction, the Board met in person on October 20, 1994, for the purpose of considering whether it would be in the best interests of the Fund and its shareholders for InterCapital to enter into a new sub-advisory agreement with the Sub-Advisor (the "current Sub-Advisory Agreement") to take effect upon consummation of the Transaction. At its meeting, the Board, including each of the Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Trustees"), unanimously approved the current Sub-Advisory Agreement and recommended it for approval by Shareholders. The current Sub-Advisory Agreement is identical to the former Sub-Advisory Agreement except for the effective date and the stated expiration date. At the meeting of Shareholders which took place on February 17, 1995, the Shareholders voted to approve the current Sub-Advisory Agreement which became effective on February 28, 1995.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's net assets. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

    For the fiscal year ended October 31, 1995, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets (of which 40% was accrued to the Sub-Advisor by the Investment Manager) and the Fund's total expenses amounted to 2.22% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to earn a high level of current income consistent with low volatility of principal. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in (i) fixed rate and adjustable rate mortgage-backed securities ("Mortgage-Backed Securities") and (ii) securities backed by other assets, such as automobile or credit card receivables and home equity loans ("Asset-Backed Securities"). The Fund will only purchase Mortgage-Backed Securities and Asset-Backed Securities which are issued or guaranteed by the United States Government, its agencies or instrumentalities or are rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager and the Sub-Advisor. (Currently there are no Asset-Backed Securities issued or guaranteed by the United States Government, its agencies or instrumentalities.) The Fund expects that under normal circumstances the market value dollar weighted average life (or period until the next reset date) of the Fund's portfolio securities will be no greater than five years.

    The Fund seeks to achieve low volatility by investing in a diversified portfolio of securities which the Investment Manager and the Sub-Advisor believe will, in the aggregate, be resistant to significant fluctuations in market value. The Investment Manager and Sub-Advisor believe that the Fund's policies of purchasing shorter term Mortgage-Backed and Asset-Backed Securities will reduce the volatility of the Fund's net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for short term securities than for securities with longer maturities. Conversely, the yield available on short term securities has also historically been lower on average than those available from longer term securities.

    While the Fund invests primarily in Mortgage-Backed Securities and Asset-Backed Securities, under ordinary circumstances it may invest up to 35% of its total assets in (i) U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities), (ii) corporate debt securities, including adjustable rate securities, rated Aaa by Moody's or AAA by S&P or, if unrated, determined to be of comparable quality by the Fund's Trustees, (iii) with respect to up to 5% of the Fund's total assets, high quality municipal securities, including zero coupon securities, with the highest rating by Moody's or S&P, or (iv) money market instruments. U.S. Government securities in which the Fund may invest include Treasury bills, notes and bonds, including zero coupon securities. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

    In an effort to increase investment return or to hedge the Fund's portfolio, the Fund may engage in various investment techniques, including reverse repurchase agreements, dollar rolls, purchasing and selling call and put options, entering into interest rate futures contracts and related options, purchasing securities on a when-issued, delayed delivery or forward commitment basis and lending portfolio securities (see "Other Investment Policies" below).

    There may be periods during which, in the opinion of the Investment Manager and the Sub-Advisor, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in U.S. Government securities, money market instruments or cash.

MORTGAGE-BACKED SECURITIES

Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed Securities and other products described below.

    There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage

Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

    Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Asset-Backed Securities" below.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associa-tions, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include Stripped Mortgage-Backed Securities as described below, may be higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches tend to be more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities are derivative multiclass mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    Stripped Mortgage-Backed Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

    The Fund may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund's management understands that the staff of the Securities and Exchange Commission considers privately issued Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. Stripped Mortgage-Backed Securities issued by the U.S. Government or its agencies, and which are backed by fixed-rate mortgages, will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Trustees. The Fund may not invest more than 10% of its net assets in illiquid securities.

ASSET-BACKED SECURITIES

The securitization techniques used to develop Mortgage-Backed Securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    New instruments and variations of existing Mortgage-Backed Securities and Asset-Backed Securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent
with   its  investment   objective  and   policies  and   applicable  regulatory
requirements.

TYPES OF CREDIT ENHANCEMENT. Mortgage-Backed Securities and Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

OTHER INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of when-issued or delayed delivery securities and forward commitments. The Fund's ability to enter into such transactions is not otherwise limited, but the Fund expects that under normal circumstances no more than 15% of the Fund's total assets will be so invested.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buy-out or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of a security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash, U.S. Government securities or other high grade debt securities, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and Sub-Adviser pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.

OPTIONS AND FUTURES TRANSACTIONS. The Fund is permitted to enter into call and put options on U.S. Treasury notes, bonds and bills which are listed on Exchanges and written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund may purchase listed and over-the-counter call and put options on U.S. Government securities and Mortgage-Backed Securities in amounts equalling up to 5% of its total assets. The Fund may purchase call and put options on securities which it holds (or has the right to acquire) in its portfolio only for hedging purposes.

    The Fund  may  also  purchase  and  sell  interest  rate  futures  contracts
("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills, Eurodollar instruments and Mortgage-Backed Securities. The Fund will purchase or sell futures contracts only for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates, and not for speculative purposes.

    The Fund may also purchase call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position.

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted, in particular movements in interest rates and, with respect to foreign currencies, currency exchange rates. A decline in prevailing interest rates generally increases the value of fixed-income securities, while an increase in rates usually reduces the value of those securities. (The Fund's yield also will vary based on the yield of the Fund's portfolio securities.)
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager and the Sub-Advisor will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed Securities and Asset-Backed Securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed Securities and Asset-Backed Securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed Securities, although less likely to experience the same prepayment rates as Mortgage-Backed Securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-Backed Securities and Asset-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1995, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

    The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Fund will invest only in CMOs which are rated AAA by S&P or Aaa by Moody's or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

    Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

STRIPPED MORTGAGE-BACKED SECURITIES. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

    The Fund may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund understands that the staff of the Securities and Exchange Commission considers privately issued Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. Stripped Mortgage-Backed Securities issued by the U.S. Government or its agencies, and which are backed by fixed-rate mortgages, will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Trustees. The Fund may not invest more than 10% of its total assets in illiquid securities (see "Investment Restrictions" below).

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to particpate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Fund's total assets.

OPTIONS AND FUTURES TRANSACTIONS. Exchanges may limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's or Sub-Advisors' prediction of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include (a) dependence on the Investment Manager's or Sub-Advisors' ability to predict correctly movements in the direction of interest rates, as well as securities and/or currency markets; (b) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

    Another such risk is that the price of the futures contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. A correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity. See the Statement of Additional Information for further discussion of such risks.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" and "Portfolio Characteristics" sections of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager and the Sub-Advisor with a view to achieving the Fund's investment objective. As a result of the Fund's investment objective and policies, and the nature of the Mortgage-Backed Securities and Asset-Backed Securities markets, the Fund's portfolio turnover rate may exceed 200%. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

    In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Advisor will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital; the views of Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's and Sub-Advisor's own analysis of factors they deem relevant. The Fund is part of the Dean Witter family of mutual funds and is managed by its Investment Manager, InterCapital, and by its Sub-Advisor, BlackRock Financial Management, Inc. ("BlackRock"). BlackRock manages in excess of $34 billion of net assets on behalf of individual and institutional investors, including 21 closed-end funds traded on either the New York or American Stock Exchanges and several open-end funds. Along with BlackRock's portfolio management team, Scott Amero has been the Fund's primary portfolio manager since its inception. Mr. Amero is a Managing Director of BlackRock and a member of its Investment Strategy Committee, and is a specialist in the mortgage and short duration sectors. His areas of expertise include asset-backed securities, adjustable rate mortgage securities and other short duration mortgage products. Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation, where he became the firm's primary strategist for short duration securities.

    Brokerage commissions are not normally charged on the purchase or sale of Mortgage-Backed Securities or U.S. Government securities, but such transactions generally involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, which may include DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its assets in Mortgage-Backed and Asset-Backed Securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 10% of its total assets in "illiquid securities" and repurchase agreements which have a maturity of longer than seven days. The staff of the Securities and Exchange Commission has taken the position that OTC options are illiquid securities. The Investment Manager and Sub-Advisor disagree with this position. Nevertheless, the Fund has agreed to treat OTC options as illiquid securities for purposes of this investment restriction so long as the staff maintains such position.

   5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to Mortgage-Backed Securities or Asset-Backed Securities or to any obligation of the United States Government, its agencies or instrumentalities.

   6. Purchase or sell commodities or commodities contracts except that the Fund may purchase and sell interest rate futures contracts and related options thereon.

   7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   8. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   9. Borrow money in excess of 33 1/3% of the Fund's total assets (including the proceeds of the borrowings).

    If a percentage restriction is adhered to at the time of investment (except in the case of Restriction 9), a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Shares of the Fund are distributed by Dean Witter Distributors Inc. (the
"Distributor"), an affiliate of the Investment Manager, pursuant to a Distribution Agreement between the Fund and the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Premier Income Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to systematic payroll deduction plans (including individual retirement plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                             SALES CHARGE
                                 ------------------------------------
                                    PERCENTAGE        APPROXIMATE
           AMOUNT OF                OF PUBLIC        PERCENTAGE OF
      SINGLE TRANSACTION          OFFERING PRICE    AMOUNT INVESTED
-------------------------------  ----------------  ------------------
Less than $100,000.............          3.00%              3.09%
$100,000 but less than
 $250,000......................          2.50               2.56
$250,000 but less than
 $500,000......................          2.00               2.04
$500,000 but less than
 $1,000,000....................          1.25               1.27
$1,000,000 and over............        -0-                -0-

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction Plans, or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to any dividends declared beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to any dividends declared beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and/or the Distributor reserve the right to reject any purchase order.

REDUCED SALES CHARGE

RIGHT OF ACCUMULATION. Investors may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares previously purchased which are held at the time of such transaction, amounts to $100,000 or more.

    The Distributor must be notified by the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from the Distributor. The cost of shares of the Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities and services by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the average daily net assets of the Fund. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. No interest or other financial charges will be incurred on any distribution expense incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan. The fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The Fund accrued $64,994 to the Distributor, pursuant to the Plan of Distribution, for the year ended October 31, 1995. This is an accrual at the annual rate of 0.18% of the Fund's average daily net assets.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m. at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or quoted by NASDAQ is valued at its last sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price, (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Certain of the Fund's portfolio securities for which reliable market quotations are generally not readily available are valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a computerized grid matrix and/or research and evaluations by its staff in determining what it believes is the fair value of the portfolio securities valued by such pricing service.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all divi-dends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund (or in cash if the shareholder so requests) at the net asset value per share (without sales charge) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.

EASYINVEST. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balances, on an annualized basis.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a front-end (at time of purchase) sales charge ("FESC funds"), for shares of Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-FESC and non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or Exchange Funds but may not reacquire FESC fund shares by exchange.

    An exchange to another FESC fund, to a CDSC fund or to an Exchange Fund that is not a money-market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Exchange Funds, FESC funds and CDSC funds can be effected on the same basis (except that CDSC fund shares may not be exchanged for shares of FESC funds). Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any contingent deferred sales charge upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For additional information about the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at their current net asset value per share (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Share -- Determination of Net Asset Value") after such repurchase order is received. Repurchase orders received by DWR and other Selected Broker-Dealers prior to 4:00 p.m., New York time, on any business day will be priced at the net asset value per share that is based on that day's close. Repurchase orders received after 4:00 p.m., New York time, will be priced on the basis of the next business day's close. Selected Broker-Dealers may charge for their services in connection with the repurchase, but the Fund, DWR and the Distributor do not charge a fee. Payment for shares repurchased may be made by the Fund to DWR and other Selected Broker-Dealers for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from dealers or shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Such dividends are paid monthly. The Fund intends to distribute all of the Fund's net investment income on an annual basis.

    Net realized short-term and long-term capital gains, if any, will be distributed at least once per year, although the Investment Manager reserves the right to retain a portion of long-term gains for reinvestment.

    All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services -- Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in listed options on securities, futures and options on futures may be treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net short-term gains being available for distribution.

    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    After the end of the calendar year, shareholders will be sent full information on their dividends and any capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as capital gains and any portion treated as a non-taxable return of capital. Any such return of capital will reduce the shareholders' tax basis in their shares. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax advisor. Shareholders will be notified annually by the Fund as to the Federal tax status of dividends and distributions paid or retained by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the front-end sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 and $97,500 ($10,000, $50,000 and $100,000 adjusted for 3%, 3% and 2.5% sales charges, respectively. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders, and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
PREMIER INCOME TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISERS
Dean Witter InterCapital Inc.

SUB-ADVISOR
BlackRock Financial Management,
Inc.